UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2024

EVE HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39704	85-2549808
(Commission File Number)	(IRS Employer Identification No.)

1400 General Aviation Drive Melbourne, Florida	32935
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (321) 751-5050

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	EVEX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock	EVEXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 28, 2024, Eve Holding, Inc. (the “Company”) entered into subscription agreements (the “Subscription Agreements”), warrant agreements (the “Warrant Agreements”) and warrant exchange agreements (the “Warrant Exchange Agreements” and, together with the Subscription Agreements and the Warrant Agreements, the “Transaction Agreements”) with certain investors relating to a private placement (the “Private Placement”) for (i) the issuance and sale of 23,500,000 newly issued shares of common stock of the Company, par value $0.001 per share (“Common Stock”), for cash at a purchase price of $4.00 per share, (ii) the issuance of 3,318,588 shares of Common Stock of the Company in exchange for the surrender and cancellation of warrants to acquire an aggregate of 8,296,470 shares of common stock of the Company, and (iii) the granting of warrants to acquire an aggregate of 2,500,000 shares of common stock of the Company to certain investors.

Upon the consummation of the Private Placement, the Company is expected to receive aggregate gross proceeds from the Private Placement of approximately $94 million. Of this amount, $30 million in gross proceeds are expected to be received from Embraer Aircraft Holding, Inc. (“EAH”) for 7,500,000 newly issued shares of Common Stock and warrants to acquire 1,500,000 shares of Common Stock as part of the Private Placement, the issuance of which was approved by a special committee of independent and disinterested directors of the Company, with the assistance of its independent financial and legal advisors. The Company intends to use the net proceeds from the Private Placement for working capital and general corporate purposes.

Pursuant to the Warrant Agreements, promptly after the consummation of the Private Placement, the Company will issue warrants to acquire an aggregate of 2,500,000 shares of Common Stock to certain investors, include EAH. Upon receipt of the first type certification for the Company’s eVTOL in compliance with by the applicable airworthiness authority, warrantholder will be entitled to purchase from the Company up to 2,500,000 shares of Common Stock sat the price of $0.01 per share. Each warrant may be exercised only during the period  commencing on the tenth (10th) Business Day after the date on which such first type certification is obtained, and terminating on the earlier to occur of: (a) at 5:00 p.m., New York City time, on the date that is one (1) year after the date on which the first Type Certification is obtained; and (b) the liquidation of the Company (the “Expiration Date”).  If the warrant is not exercised on or before the Expiration Date, upon written notice by the Company to the warrantholder of at least five (5) Business Days prior to such Expiration Date, the warrant shall become void, and all rights thereunder and all rights in respect thereof under the Warrant Agreements shall cease at 5:00 p.m. New York City time on the Expiration Date. The Company in its sole discretion may extend the duration of the warrant by delaying the Expiration Date.

The Subscription Agreements provide for certain registration rights. In particular, the Company is required to, as soon as practicable but no later than 15 business days following the Closing, file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement registering the resale of such shares of Common Stock. Additionally, the Company is required to use its commercially reasonable efforts to cause the registration statement to be declared effective as soon as practicable after the filing thereof, but no later than the earlier of: (i) the 60th calendar day following the filing if the SEC notifies the Company that it will “review” such registration statement following the Closing; and (ii) the 5th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. The Company must use commercially reasonable efforts to keep the registration statement effective until all such securities cease to be outstanding or such investors no longer hold any such securities. The Warrant Agreements provide for certain registration rights with respect to the resale of the shares of Common Stock underlying the warrants which are substantially similar to the registration rights provided under the Subscription Agreement.

The Transaction Agreements contain customary representations and warranties and covenants that the parties made to, and solely for the benefit of, each other in the context of the Transaction Agreements and in the context of the specific relationship between the parties. The provisions of the Transaction Agreements, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the Company.

The foregoing description of the Transaction Agreements do not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreements.  The form of Subscription Agreement is attached hereto as Exhibit 10.1 hereto, the form of Warrant Agreement is attached as Exhibit 10.2 hereto, and the form of Warrant Exchange Agreement is attached as Exhibit 10.3 hereto, and all of such Transaction Agreements are incorporated into this Item 1.01 by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above under Item 1.01, to the extent required by Item 3.02 of Form 8-K, is hereby incorporated by reference herein. Based in part upon the representations of the Company and the investors in the Transaction Agreements, the offer and sale of the securities issued in the Private Placement was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws. The securities issued in the Private Placement have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements. The issuance and sale of the securities in the Private Placement did not involve a public offering and was made without general solicitation or general advertising.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The issuance of the securities issued to EAH in the Private Placement was subject to the receipt of consent or approval of the Company's stockholders in accordance with the rules of the New York Stock Exchange.

Effective June 28, 2024, EAH, in its capacity as the majority holder of the Company’s common stock, executed and delivered an action by written consent in lieu of a meeting of the stockholders (the “Consent”) approving the issuance of the common stock and warrants to EAH pursuant to its Subscription Agreement and Warrant Agreement, as described further in item 1.01 above. The Consent satisfied the stockholder approval requirement with respect to the issuance of the common stock and warrants to EAH under such Subscription Agreement. An information statement providing further information about such issuance and the Consent will be filed with the Securities and Exchange Commission and mailed to stockholders of the Company.

Item 7.01 Regulation FD Disclosure.

On July 1, 2024, the Company issued a press release announcing the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Subscription Agreement by and among Eve Holding, Inc. and investors.
10.2	Form of Warrant Agreement by and among Eve Holding, Inc. and investors.
10.3	Form of Warrant Exchange Agreement by and among Eve Holding, Inc. and investors.
99.1	Press Release issued July 1, 2024.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words or expressions. All statements, other than statements of historical facts, are forward-looking statements, including, but not limited to, statements about the company’s plans, objectives, expectations, outlooks, projections, intentions, estimates, and other statements of future events or conditions, including with respect to all companies or entities named within. These forward-looking statements are based on the company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of the company’s most recent Annual Report on Form 10-K, Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors of the company’s most recent Quarterly Report on Form 10-Q, and other risks and uncertainties listed from time to time in the company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements. other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVE HOLDING, INC.

Date: July 1, 2024	By:	/s/ Eduardo Siffert Couto
		Name:	Eduardo Siffert Couto
		Title:	Chief Financial Officer